UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05445

Name of Registrant:	Vanguard Fenway Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2020—September 30, 2021

Item 1: Reports to Shareholders

Annual Report   |   September 30, 2021
Vanguard Equity Income Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors’ Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, Vanguard Equity Income Fund returned 30.66% for Investor Shares and 30.77% for Admiral Shares. The fund underperformed its benchmark, which returned 31.58%.
•	The global economy rebounded faster than many had expected after the pandemic-induced contraction in the spring of 2020. Swift and extensive fiscal and monetary support from policymakers has been one of the keys to the rebound. Stock returns were excellent for the 12-month period, reflecting the recovery following the sharp downturn at the start of the pandemic.
•	The fund’s two advisors focus on investing in large-capitalization value companies with higher yields, and they emphasize dividends. That focus helped the fund’s performance during the period, as value stocks generally outperformed their growth counterparts.
•	By sector, industrials and information technology contributed most to relative returns. Energy and financials were the biggest detractors.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	30.96%	16.43%	17.11%
Russell 2000 Index (Small-caps)	47.68	10.54	13.45
Russell 3000 Index (Broad U.S. market)	31.88	16.00	16.85
FTSE All-World ex US Index (International)	24.73	8.49	9.28
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.90%	5.36%	2.94%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.63	5.06	3.26
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.14	1.13
CPI
Consumer Price Index	5.39%	2.81%	2.59%

Advisors’ Report
For the fiscal year ended September 30, 2021, Vanguard Equity Income Fund returned 30.66% for Investor Shares and 30.77% for Admiral Shares, underperforming its benchmark, which returned 31.58%. Your fund is managed by Wellington Management Company llp and Vanguard Quantitative Equity Group. The use of two investment advisors provides exposure to distinct yet complementary investment approaches, enhancing the diversification of your fund. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The table on page 5 presents the percentage and amount of the fund’s assets that each advisor manages, as well as brief descriptions of their investment strategies. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on October 14, 2021.
Wellington Management Company llp
Portfolio Manager:
W. Michael Reckmeyer, III, CFA,
Senior Managing Director
and Equity Portfolio Manager
In the first half of 2021, U.S. equities gained amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher.
The Federal Reserve was steadfast in its view that elevated price pressures should prove transitory, but the Fed rattled markets by considerably raising its inflation forecast for 2021 and signaling the potential for two interest rate hikes in 2023. This hawkish shift in expectations triggered a rotation from value and cyclically sensitive stocks to growth stocks toward the end of the second quarter.
U.S. equities continued to climb in the third quarter against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services. Risk sentiment was pressured by anxiety about rising inflation, imminent policy normalization, moderating economic growth, and uncertainty about fiscal stimulus and the federal debt ceiling.
Growth stocks outperformed their value counterparts for the third quarter; however, surging Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September, triggering a powerful rotation into value stocks. The spread of the COVID-19 Delta variant weighed on consumer confidence and dampened reopening momentum.
The Fed trimmed its 2021 GDP growth forecast to 5.9%, from 7%, and delivered a clearer signal that it will begin to taper asset purchases later this year should economic conditions hold up. There was also a marked shift in its projections for future interest rate hikes, with more members of the Fed anticipating that rates will begin to rise in 2022 amid forecasts for stronger inflation and employment.
Our overweight to real estate and underweight to communication services contributed to performance, while an underweight to energy and overweight to health care detracted. Security selection was beneficial to relative results in industrials, health care, and information technology. Selection in real estate, financials, and energy held back results.
The largest contributors to relative performance were our out-of-benchmark position in Blackstone, a U.S.-based multinational financial services firm specializing in alternative investments; not holding Amgen, a developer and manufacturer of therapeutics worldwide; and our overweight to Morgan Stanley, a diversified financial services company.
The largest relative detractors were not holding benchmark constituents Exxon Mobil, a U.S.-based globally integrated oil and gas company, and Wells Fargo, a diversified financial services company, as well as our overweight position in Mondelez, a U.S.-based global snack food and beverage company.
Notable new purchases during the period included Pioneer Natural Resources, Kimberly-Clark, and Becton Dickinson. Pioneer is an exploration and production company with primary exposure to the
Permian basin in Texas. We reallocated our Chevron position to Pioneer because it had a better risk/reward profile. Kimberly-Clark is a personal care company primarily focused on paper-based consumer products. The company has a strong balance sheet, a well-supported dividend, and a new management team making positive strategic investments to benefit long-term growth. Becton Dickinson is a quality medical device company; it is trading at a significant discount and provides an opportunity to deliver a durable growth profile through its investments in innovation in recent years.
Notable eliminations from our portfolio included holdings in Deere, Blackstone, and ADP. We decided to eliminate these positions because of strong stock price appreciation and the opportunity to use the proceeds for better risk-adjusted opportunities elsewhere.
As always, we remain focused on finding investment opportunities in quality dividend-paying companies with attractive total-return potential at discounted valuations.
Vanguard Quantitative Equity Group
Portfolio Managers:
Sharon Hill
Binbin Guo, Principal, Head of Alpha Equity Investments
The world economy’s recovery from the 2020 pandemic-induced contraction was quicker many had expected. Countries that have been better at containing the virus have generally been more successful economically. Quick, far-reaching support from policymakers has also been vital to the rebound. Because the 12 months under review reflect the recovery in stocks following the sharp downturn at the start of the pandemic, results were excellent. The Russell 3000 Index, the benchmark for the entire U.S. stock market, returned 31.88% for the period.
Although it’s important to understand how overall performance is affected by such macro factors, our approach to investing focuses on specific fundamentals. We believe that attractive stocks exhibit several key characteristics: high quality, or healthy balance sheets and steady cash-flow generation; effective management decisions, or sound investment policies that favor internal over external funding; consistent earnings growth, or the ability to grow earnings year after year; strong market sentiment, or market confirmation of our view; and reasonable valuation, or shares that are not overpriced. During the period, we added a sixth criterion, a defensive model that evaluates heavily shorted stocks, as this can signal concerns about future company prospects.
Using these six themes, we generate a daily composite stock ranking. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns (such as industry selection and other risks relative to our benchmark).
Over the 12 months ended September 30, 2021, our valuation model contributed the most to our relative performance. Our strongest sector results were in materials, utilities, and financials. Stock selection in consumer staples detracted the most, in large part because of our selection in food and household products companies. Other detractors included industrials and energy.
At the stock level, top contributors included overweight positions in financial companies Fifth Third Bancorp, Regions Financial, and MetLife; an underweight to a health care company, Amgen; and an overweight to an energy company, Devon Energy. Underweight positions in ConocoPhillips and Exxon Mobil in energy detracted, as did overweights to Lockheed Martin in industrials, Campbell Soup in consumer staples, and Merck in health care.
We thank you for your investment and look forward to the coming fiscal year.

Vanguard Equity Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company LLP	64	31,153	A fundamental approach to seeking desirable stocks. Our selections typically offer above-average dividend yields, below-average valuations, and the potential for dividend increases in the future.
Vanguard Quantitative Equity Group	34	16,678	Employs a quantitative fundamental management approach, using models that assess valuation, growth prospects, management decisions, market sentiment, and earnings and balance-sheet quality of companies as compared with their peers.
Cash Investments	2	876	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2021
	Beginning Account Value 3/31/2021	Ending Account Value 9/30/2021	Expenses Paid During Period
Based on Actual Fund Return
Equity Income Fund
Investor Shares	$1,000.00	$1,049.60	$1.44
Admiral™ Shares	1,000.00	1,050.10	0.98
Based on Hypothetical 5% Yearly Return
Equity Income Fund
Investor Shares	$1,000.00	$1,023.67	$1.42
Admiral Shares	1,000.00	1,024.12	0.96
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.28% for Investor Shares and 0.19% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Equity Income Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2011, Through September 30, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Equity Income Fund Investor Shares	30.66%	11.75%	13.64%	$35,930
FTSE High Dividend Yield Index	31.58	10.97	13.42	35,218
Dow Jones U.S. Total Stock Market Float Adjusted Index	32.13	16.82	16.56	46,280

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Equity Income Fund Admiral Shares	30.77%	11.85%	13.74%	$181,255
FTSE High Dividend Yield Index	31.58	10.97	13.42	176,088
Dow Jones U.S. Total Stock Market Float Adjusted Index	32.13	16.82	16.56	231,402
See Financial Highlights for dividend and capital gains information.

Equity Income Fund
Fund Allocation
As of September 30, 2021
Communication Services	4.9%
Consumer Discretionary	5.4
Consumer Staples	14.4
Energy	6.2
Financials	21.7
Health Care	16.5
Industrials	10.1
Information Technology	8.8
Materials	4.4
Real Estate	0.6
Utilities	7.0
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Equity Income Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Common Stocks (97.7%)
Communication Services (4.8%)
Comcast Corp. Class A	20,223,813	1,131,118
Verizon Communications Inc.	13,888,929	750,141
AT&T Inc.	7,088,317	191,456
Omnicom Group Inc.	1,299,200	94,140
Interpublic Group of Cos. Inc.	2,144,237	78,629
Lumen Technologies Inc.	5,656,593	70,085
		2,315,569
Consumer Discretionary (5.2%)
Home Depot Inc.	2,404,704	789,368
Lowe's Cos. Inc.	2,652,137	538,012
McDonald's Corp.	2,221,479	535,621
TJX Cos. Inc.	3,001,075	198,011
Target Corp.	580,615	132,827
Best Buy Co. Inc.	939,399	99,304
H&R Block Inc.	3,930,040	98,251
Polaris Inc.	448,170	53,628
Whirlpool Corp.	196,586	40,076
Foot Locker Inc.	662,739	30,261
Big Lots Inc.	466,591	20,231
Newell Brands Inc.	609,021	13,484
Williams-Sonoma Inc.	53,664	9,516
		2,558,590
Consumer Staples (14.0%)
Procter & Gamble Co.	9,590,841	1,340,800
Philip Morris International Inc.	8,925,538	846,052
Mondelez International Inc. Class A	11,702,563	680,855
PepsiCo Inc.	4,161,129	625,875
Coca-Cola Co.	9,871,039	517,933
Kimberly-Clark Corp.	3,347,689	443,368
Archer-Daniels-Midland Co.	7,117,531	427,123
Walmart Inc.	2,457,059	342,465
Unilever plc ADR	6,088,003	330,092
Nestle SA ADR	2,103,351	252,844
Kellogg Co.	3,629,693	232,010
Altria Group Inc.	4,131,730	188,076
Tyson Foods Inc. Class A	1,513,850	119,503
Colgate-Palmolive Co.	1,450,138	109,601
General Mills Inc.	1,463,244	87,531
Hershey Co.	383,119	64,843
Walgreens Boots Alliance Inc.	1,236,913	58,197
		Shares	Market Value• ($000)
	Conagra Brands Inc.	1,352,646	45,814
	Campbell Soup Co.	829,981	34,702
	Coca-Cola Europacific Partners plc	590,332	32,640
	Nu Skin Enterprises Inc. Class A	519,115	21,009
	Medifast Inc.	62,626	12,064
	Bunge Ltd.	109,854	8,933
	Kraft Heinz Co.	238,383	8,777
			6,831,107
Energy (6.0%)
	Pioneer Natural Resources Co.	4,150,536	691,106
	ConocoPhillips	9,407,823	637,568
[1]	TC Energy Corp.	7,103,993	341,907
	Chevron Corp.	2,510,089	254,648
	Exxon Mobil Corp.	3,888,706	228,734
	Phillips 66	1,890,095	132,363
	Kinder Morgan Inc.	7,474,048	125,041
	Schlumberger NV	3,907,137	115,807
	Halliburton Co.	3,546,212	76,669
	EOG Resources Inc.	869,850	69,823
	Targa Resources Corp.	1,361,484	66,999
	Williams Cos. Inc.	2,508,637	65,074
	Devon Energy Corp.	1,328,561	47,177
	Cimarex Energy Co.	482,235	42,051
	APA Corp.	972,830	20,848
	Marathon Petroleum Corp.	159,219	9,841
	DTE Midstream LLC	115,152	5,325
			2,930,981
Financials (21.2%)
	JPMorgan Chase & Co.	11,857,151	1,940,897
	Bank of America Corp.	34,445,147	1,462,196
	Morgan Stanley	9,865,263	959,989
	MetLife Inc.	13,726,547	847,340
	Chubb Ltd.	3,979,332	690,334
	BlackRock Inc.	697,901	585,302
	Truist Financial Corp.	8,795,539	515,858
	PNC Financial Services Group Inc.	2,266,051	443,330
	Progressive Corp.	4,763,404	430,564
	Citigroup Inc.	3,860,918	270,959
	M&T Bank Corp.	1,784,900	266,557
	Wells Fargo & Co.	5,561,166	258,094
	Fifth Third Bancorp	3,106,203	131,827
	Aflac Inc.	2,453,381	127,895
	Synchrony Financial	2,471,192	120,792
	Regions Financial Corp.	5,541,208	118,083

Equity Income Fund
	Shares	Market Value• ($000)
Ally Financial Inc.	2,152,214	109,870
Citizens Financial Group Inc.	2,307,063	108,386
Jefferies Financial Group Inc.	2,667,608	99,048
First American Financial Corp.	1,264,096	84,758
KeyCorp.	3,455,589	74,710
Unum Group	2,966,880	74,350
First Horizon Corp.	4,262,410	69,435
Discover Financial Services	539,832	66,318
U.S. Bancorp	1,031,245	61,297
Hartford Financial Services Group Inc.	858,543	60,313
Prudential Financial Inc.	510,824	53,739
PacWest Bancorp	1,102,050	49,945
OneMain Holdings Inc.	806,610	44,630
Fidelity National Financial Inc.	819,925	37,175
T Rowe Price Group Inc.	172,018	33,836
Bank of New York Mellon Corp.	585,141	30,334
Virtu Financial Inc. Class A	1,187,376	29,007
New York Community Bancorp Inc.	1,772,003	22,806
Equitable Holdings Inc.	666,802	19,764
Comerica Inc.	236,102	19,006
Invesco Ltd.	729,770	17,595
CME Group Inc.	40,339	7,801
		10,344,140
Health Care (16.2%)
Johnson & Johnson	10,873,070	1,756,001
Pfizer Inc.	21,524,238	925,757
Eli Lilly & Co.	3,963,297	915,720
Merck & Co. Inc.	11,341,208	851,838
UnitedHealth Group Inc.	1,249,674	488,298
Becton Dickinson and Co.	1,621,176	398,517
AstraZeneca plc ADR	6,517,351	391,432
Baxter International Inc.	3,848,828	309,561
Anthem Inc.	812,172	302,778
Medtronic plc	2,353,776	295,046
Roche Holding AG	650,656	237,470
Bristol-Myers Squibb Co.	3,378,937	199,932
Gilead Sciences Inc.	2,834,090	197,961
Novartis AG (Registered)	2,321,646	190,373
AbbVie Inc.	1,424,413	153,651
Cardinal Health Inc.	1,817,102	89,874
CVS Health Corp.	964,858	81,878
Amgen Inc.	353,129	75,093
Organon & Co.	241,813	7,929
		7,869,109
Industrials (9.9%)
Lockheed Martin Corp.	1,849,168	638,148
Johnson Controls International plc	7,974,077	542,875
Eaton Corp. plc	3,543,648	529,102
Raytheon Technologies Corp.	5,985,063	514,476
General Dynamics Corp.	2,501,457	490,361
Caterpillar Inc.	2,289,356	439,488
L3Harris Technologies Inc.	1,384,500	304,922
Union Pacific Corp.	1,265,203	247,992
		Shares	Market Value• ($000)
	Honeywell International Inc.	893,115	189,591
	United Parcel Service Inc. Class B	1,026,695	186,961
	Illinois Tool Works Inc.	783,711	161,938
	3M Co.	828,919	145,409
	Cummins Inc.	553,218	124,231
	Nielsen Holdings plc	4,014,850	77,045
	Watsco Inc.	199,094	52,684
	nVent Electric plc	1,109,614	35,874
	Triton International Ltd.	571,760	29,754
	PACCAR Inc.	345,986	27,305
	Fastenal Co.	523,617	27,024
	ABM Industries Inc.	372,093	16,748
	ManpowerGroup Inc.	123,654	13,389
	Timken Co.	175,203	11,462
	Snap-on Inc.	38,321	8,007
			4,814,786
Information Technology (8.6%)
	Cisco Systems Inc.	22,763,435	1,239,014
	Analog Devices Inc.	2,823,277	472,842
	TE Connectivity Ltd.	3,313,010	454,611
	Corning Inc.	10,328,805	376,898
	Texas Instruments Inc.	1,487,637	285,939
	Intel Corp.	5,155,528	274,686
	International Business Machines Corp.	1,759,976	244,513
	QUALCOMM Inc.	1,726,149	222,639
	Broadcom Inc.	294,038	142,588
	HP Inc.	4,666,633	127,679
	Seagate Technology Holdings plc	1,235,856	101,983
	Fidelity National Information Services Inc.	765,800	93,183
	KLA Corp.	198,227	66,309
	Western Union Co.	2,273,326	45,967
	Automatic Data Processing Inc.	213,116	42,606
			4,191,457
Materials (4.3%)
	Celanese Corp. Class A	3,138,410	472,770
	PPG Industries Inc.	3,055,643	436,988
	LyondellBasell Industries NV Class A	3,518,625	330,223
[1]	Rio Tinto plc ADR	2,070,596	138,357
	Dow Inc.	2,027,134	116,682
	Nucor Corp.	1,137,359	112,019
	International Paper Co.	1,960,103	109,609
	Linde plc	361,487	106,053
	Reliance Steel & Aluminum Co.	602,880	85,862
	Steel Dynamics Inc.	1,036,602	60,620
	CF Industries Holdings Inc.	1,004,156	56,052
	Packaging Corp. of America	178,568	24,542
	Huntsman Corp.	675,178	19,979
	Westrock Co.	359,746	17,926
	Greif Inc. Class A	199,602	12,894
			2,100,576
Real Estate (0.6%)
	Crown Castle International Corp.	1,658,041	287,372

Equity Income Fund
		Shares	Market Value• ($000)
Utilities (6.9%)
	Dominion Energy Inc.	6,651,271	485,676
	Sempra Energy	3,658,896	462,850
	Duke Energy Corp.	4,315,509	421,151
	Exelon Corp.	7,675,068	371,013
	American Electric Power Co. Inc.	4,475,599	363,329
	DTE Energy Co.	1,985,929	221,848
	Entergy Corp.	2,068,827	205,455
	Southern Co.	2,099,815	130,126
	UGI Corp.	2,370,089	101,013
	NextEra Energy Inc.	1,277,489	100,308
	AES Corp.	4,350,935	99,332
	Evergy Inc.	1,563,737	97,264
	PPL Corp.	2,778,690	77,470
	WEC Energy Group Inc.	474,031	41,810
	FirstEnergy Corp.	1,166,347	41,545
	Public Service Enterprise Group Inc.	565,899	34,463
	IDACORP Inc.	333,022	34,428
	CMS Energy Corp.	473,173	28,263
	NRG Energy Inc.	567,416	23,168
	CenterPoint Energy Inc.	456,156	11,221
			3,351,733
Total Common Stocks (Cost $34,619,464)			47,595,420
Temporary Cash Investments (3.1%)
Money Market Fund (2.4%)
[2,3]	Vanguard Market Liquidity Fund, 0.068%	11,871,417	1,187,142
		Face Amount ($000)
Repurchase Agreements (0.7%)
	Goldman Sachs & Co. 0.050%, 10/1/21 (Dated 9/30/2021, Repurchase Value $113,900,000, collateralized by Federal Farm Credit Bank 3.500%, 12/20/23, Federal Home Loan Mortgage Corp. 2.000%–6.500%, 4/1/23–9/1/51, Federal National Mortgage Assn. 1.500%–7.500%, 4/1/24–11/1/59, Government National Mortgage Assn. 2.500%–5.500%, 1/20/24–9/15/56, and U.S. Treasury Note/Bond 1.875%, 6/30/26, with a value of $116,178,000)	113,900	113,900
	Face Amount ($000)	Market Value• ($000)
Nomura International plc 0.050%, 10/1/21 (Dated 9/30/2021, Repurchase Value $101,000,000, collateralized by Federal Home Loan Mortgage Corp. 0.000%, 9/15/29–3/15/31, and U.S.Treasury Note/Bond 1.375%–2.000%, 12/31/21–6/30/23, with a value of $103,020,000)	101,000	101,000
RBS Securities Inc. 0.050%, 10/1/21 (Dated 9/30/2021, Repurchase Value $97,300,000, collateralized by U.S. Treasury Note/Bond 0.750%–8.000%, 11/15/21–2/15/50, with a value of $99,246,000)	97,300	97,300
		312,200
Total Temporary Cash Investments (Cost $1,499,158)		1,499,342
Total Investments (100.8%) (Cost $36,118,622)		49,094,762
Other Assets and Liabilities—Net (-0.8%)		(387,891)
Net Assets (100%)		48,706,871
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $335,180,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $353,226,000 was received for securities on loan, of which $335,593,000 is held in Vanguard Market Liquidity Fund and $17,633,000 is held in cash.
ADR—American Depositary Receipt.

Equity Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2021	4,261	915,636	(31,833)

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $34,931,664)	47,907,620
Affiliated Issuers (Cost $1,186,958)	1,187,142
Total Investments in Securities	49,094,762
Investment in Vanguard	1,664
Cash	43,121
Cash Collateral Pledged—Futures Contracts	48,879
Receivables for Accrued Income	82,007
Receivables for Capital Shares Issued	41,201
Total Assets	49,311,634
Liabilities
Foreign Currency Due to Custodian, at Value (Proceeds $945)	938
Payables for Investment Securities Purchased	194,364
Collateral for Securities on Loan	353,226
Payables to Investment Advisor	10,755
Payables for Capital Shares Redeemed	32,193
Payables to Vanguard	2,228
Variation Margin Payable—Futures Contracts	11,059
Total Liabilities	604,763
Net Assets	48,706,871
At September 30, 2021, net assets consisted of:

Paid-in Capital	33,295,199
Total Distributable Earnings (Loss)	15,411,672
Net Assets	48,706,871

Investor Shares—Net Assets
Applicable to 123,058,523 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,285,352
Net Asset Value Per Share—Investor Shares	$42.95

Admiral Shares—Net Assets
Applicable to 482,424,321 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	43,421,519
Net Asset Value Per Share—Admiral Shares	$90.01

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Dividends[1]	1,255,573
Interest[2]	739
Securities Lending—Net	283
Total Income	1,256,595
Expenses
Investment Advisory Fees—Note B
Basic Fee	35,877
Performance Adjustment	5,313
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,255
Management and Administrative—Admiral Shares	34,448
Marketing and Distribution—Investor Shares	369
Marketing and Distribution—Admiral Shares	1,638
Custodian Fees	232
Auditing Fees	31
Shareholders’ Reports—Investor Shares	89
Shareholders’ Reports—Admiral Shares	405
Trustees’ Fees and Expenses	32
Total Expenses	87,689
Net Investment Income	1,168,906
Realized Net Gain (Loss)
Investment Securities Sold[2]	2,470,068
Futures Contracts	245,526
Foreign Currencies	61
Realized Net Gain (Loss)	2,715,655
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	7,139,424
Futures Contracts	(35,292)
Foreign Currencies	(335)
Change in Unrealized Appreciation (Depreciation)	7,103,797
Net Increase (Decrease) in Net Assets Resulting from Operations	10,988,358
1	Dividends are net of foreign withholding taxes of $10,384,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $616,000, $45,000, and ($46,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,168,906	1,056,659
Realized Net Gain (Loss)	2,715,655	9,842
Change in Unrealized Appreciation (Depreciation)	7,103,797	(2,277,728)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,988,358	(1,211,227)
Distributions
Investor Shares	(138,888)	(244,854)
Admiral Shares	(1,066,361)	(1,510,435)
Total Distributions	(1,205,249)	(1,755,289)
Capital Share Transactions
Investor Shares	(398,046)	(565,450)
Admiral Shares	4,023,566	2,380,683
Net Increase (Decrease) from Capital Share Transactions	3,625,520	1,815,233
Total Increase (Decrease)	13,408,629	(1,151,283)
Net Assets
Beginning of Period	35,298,242	36,449,525
End of Period	48,706,871	35,298,242

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$33.75	$36.51	$37.98	$35.64	$31.69
Investment Operations
Net Investment Income[1]	1.041	1.000	1.002	.965	.908
Net Realized and Unrealized Gain (Loss) on Investments	9.232	(2.067)	.972	2.764	4.292
Total from Investment Operations	10.273	(1.067)	1.974	3.729	5.200
Distributions
Dividends from Net Investment Income	(1.012)	(1.034)	(.997)	(.943)	(.912)
Distributions from Realized Capital Gains	(.061)	(.659)	(2.447)	(.446)	(.338)
Total Distributions	(1.073)	(1.693)	(3.444)	(1.389)	(1.250)
Net Asset Value, End of Period	$42.95	$33.75	$36.51	$37.98	$35.64
Total Return[2]	30.66%	-2.87%	6.43%	10.58%	16.68%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,285	$4,482	$5,478	$5,751	$6,002
Ratio of Total Expenses to Average Net Assets[3]	0.28%	0.28%	0.27%	0.27%	0.26%
Ratio of Net Investment Income to Average Net Assets	2.56%	2.89%	2.84%	2.60%	2.70%
Portfolio Turnover Rate	29%	35%	32%	37%	28%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, (0.00%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$70.73	$76.52	$79.61	$74.69	$66.43
Investment Operations
Net Investment Income[1]	2.262	2.159	2.167	2.099	1.968
Net Realized and Unrealized Gain (Loss) on Investments	19.342	(4.331)	2.028	5.806	8.977
Total from Investment Operations	21.604	(2.172)	4.195	7.905	10.945
Distributions
Dividends from Net Investment Income	(2.196)	(2.236)	(2.156)	(2.048)	(1.977)
Distributions from Realized Capital Gains	(.128)	(1.382)	(5.129)	(.937)	(.708)
Total Distributions	(2.324)	(3.618)	(7.285)	(2.985)	(2.685)
Net Asset Value, End of Period	$90.01	$70.73	$76.52	$79.61	$74.69
Total Return[2]	30.77%	-2.77%	6.51%	10.70%	16.75%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$43,422	$30,816	$30,972	$27,625	$23,373
Ratio of Total Expenses to Average Net Assets[3]	0.19%	0.19%	0.18%	0.18%	0.17%
Ratio of Net Investment Income to Average Net Assets	2.64%	2.98%	2.93%	2.69%	2.79%
Portfolio Turnover Rate	29%	35%	32%	37%	28%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, (0.00%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund
Notes to Financial Statements
Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and

Equity Income Fund
clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to

Equity Income Fund
the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund's understanding of the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if

Equity Income Fund
any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Wellington Management Company llp provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on performance relative to the FTSE High Dividend Yield Index for the preceding three years.
Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $1,445,000 for the year ended September 30, 2021.
For the year ended September 30, 2021, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.08% of the fund’s average net assets, before a net increase of $5,313,000 (0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2021, the fund had contributed to Vanguard capital in the amount of $1,664,000, representing less than 0.01% of the fund’s net assets and 0.67% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Equity Income Fund
The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	47,167,577	427,843	—	47,595,420
Temporary Cash Investments	1,187,142	312,200	—	1,499,342
Total	48,354,719	740,043	—	49,094,762
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	31,833	—	—	31,833
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	156,945
Total Distributable Earnings (Loss)	(156,945)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	289,512
Undistributed Long-Term Gains	2,166,957
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	12,955,203

Equity Income Fund
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	1,141,227	1,097,069
Long-Term Capital Gains	64,022	658,220
Total	1,205,249	1,755,289
*	Includes short-term capital gains, if any.
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	36,140,052
Gross Unrealized Appreciation	13,566,147
Gross Unrealized Depreciation	(611,437)
Net Unrealized Appreciation (Depreciation)	12,954,710
F.	During the year ended September 30, 2021, the fund purchased $15,654,757,000 of investment securities and sold $12,474,437,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisor(s) or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2021, such purchases were $98,754,000 and sales were $27,671,000, resulting in net realized gain (loss) of $14,243,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended September 30,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	905,414	22,254	748,125	21,799
Issued in Lieu of Cash Distributions	127,115	3,134	224,894	6,622
Redeemed	(1,430,575)	(35,121)	(1,538,469)	(45,669)
Net Increase (Decrease)—Investor Shares	(398,046)	(9,733)	(565,450)	(17,248)

Equity Income Fund
	Year Ended September 30,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	9,053,463	106,583	7,839,439	109,634
Issued in Lieu of Cash Distributions	918,531	10,777	1,305,973	18,414
Redeemed	(5,948,428)	(70,619)	(6,764,729)	(97,111)
Net Increase (Decrease)—Admiral Shares	4,023,566	46,741	2,380,683	30,937
H.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fenway Funds and Shareholders of Vanguard Equity Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Equity Income Fund (one of the funds constituting Vanguard Fenway Funds, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 19, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2021 tax information (unaudited) for Vanguard Equity Income Fund
This information for the fiscal year ended September 30, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $205,349,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $1,141,227,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 80.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q650 112021

Annual Report   |   September 30, 2021
Vanguard PRIMECAP Core Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard PRIMECAP Core Fund returned 34.71% for the 12 months ended September 30, 2021, outperforming its benchmark, the MSCI US Prime Market 750 Index.
•	The global economy rebounded faster than many had expected after the pandemic-induced contraction in the spring of 2020. Countries that have been more successful in containing the virus have generally fared better economically. Swift and extensive fiscal and monetary support from policymakers has also been key to the rebound. Stock returns were excellent for the year under review, reflecting the recovery following the sharp downturn at the start of the pandemic.
•	Value stocks outperformed their growth counterparts, and small-capitalization stocks outdistanced mid- and large-caps for the fiscal year.
•	In the bond markets, yields moved higher across much of the developed world amid concerns about inflation and the prospect of central banks scaling back their bond-buying programs or raising interest rates.
•	Compared with the benchmark, the fund was helped most by strong stock selection in the information technology sector. The advisor’s overweighting and stock selection within health care detracted most from relative results.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	30.96%	16.43%	17.11%
Russell 2000 Index (Small-caps)	47.68	10.54	13.45
Russell 3000 Index (Broad U.S. market)	31.88	16.00	16.85
FTSE All-World ex US Index (International)	24.73	8.49	9.28
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.90%	5.36%	2.94%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.63	5.06	3.26
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.14	1.13
CPI
Consumer Price Index	5.39%	2.81%	2.59%
1

Advisor’s Report
For the 12 months ended September 30, 2021, Vanguard PRIMECAP Core Fund returned 34.71%, ahead of the 30.74% return of its benchmark, the MSCI US Prime Market 750 Index. The fund’s return was also ahead of the 30.00% total return of the Standard & Poor’s 500 Index, which serves as a proxy for the broad market in the attribution discussion that follows. Relative to the S&P 500 Index, favorable stock selection more than offset unfavorable sector allocation during the period.
Investment environment
The fiscal year ended September 30, 2021, featured a steady rise in the equity markets alongside an uneven economic recovery. U.S. indexes continued their aggressive upswing—the S&P 500 Index doubled from its March 2020 low to its early September 2021 peak—as last year’s initial bounce, powered primarily by Big Tech and other pandemic beneficiaries, yielded to broader cyclical strength. Oil prices and interest rates rebounded during the fiscal year, pushing the energy (+83%) and financial (+59%) sectors sharply higher, while COVID-19 “ground zero” industries such as airlines and cruise lines also outperformed. More defensive sectors, such as consumer staples (+11%) and utilities (+11%), lagged the market but still registered gains.
The improvement in underlying economic activity was less uniform. Following last winter’s alarming scourge, when the country largely retrenched amid several thousand daily COVID-19-related deaths, our springtime reopening signaled a robust economic renewal. More than 150 million Americans achieved “fully vaccinated” status by midyear, and daily deaths plummeted more than 90 percent. The Federal Reserve in June forecasted 7% real GDP growth for 2021, an annual growth rate not seen since 1984.
But the euphoria was short-lived. The highly transmissible Delta variant surfaced, creating yet another wave of infection. Meanwhile, abundant monetary and fiscal stimulus collided with fragile supply chains, inducing worrisome inflation. The recovery’s momentum thus stalled somewhat—the Fed now estimates less than 6% real GDP growth for 2021—and the equity market eventually ceded ground, sliding 5% in September.
Outlook for U.S. equities
Our view on U.S. equities overall remains conflicted. We continue to view them as relatively attractive compared with conventional alternatives. However, we still assess inflation as an underappreciated risk. Treasury yields doubled during the period (the 10-year Treasury yield increased from 0.7% to 1.5%) but remain historically low. The 10-year breakeven inflation rate, a market-based gauge of inflation expectations, finished the period higher than a year ago (2.4%, compared with 1.6%), but a mid-2% reading is hardly a distress signal. The market’s apparent complacency reflects the Fed’s characterization of inflation as a “temporary” phenomenon.

2

The market has thus managed to maintain its elevated valuation; the S&P 500 Index trades at 19.7 times price/earnings valuation on 2022 estimated earnings. This valuation metric has stabilized of late, not worsened, with index advances largely mirroring upward revisions to estimated earnings. But absolute valuation levels are historically expensive. Coupled with stubbornly high inflation readings, this dynamic necessarily tempers our outlook.
Portfolio update
The portfolio maintained its substantial overweight positions in health care and industrial stocks; these sectors made up 41% of average assets, compared with their 22% combined weighting in the S&P 500 Index. The portfolio was roughly equally weighted in consumer discretionary (12% of average assets and 12% for the S&P 500 Index) and underweighted in information technology (26% versus 27%), financials (9% versus 11%), and communication services (6% versus 11%). The fund maintained limited exposure to all other sectors—consumer staples, energy, materials, real estate, and utilities.
Sector allocation was unfavorable during the period. The fund’s overweight position in health care (+23% index return) and underweight positions in energy (+83%) and financials (+59%) detracted from relative results.
Stock selection was broadly favorable. Within information technology, outperformance from several sizable holdings—Applied Materials (+118%),
NetApp (+111%), ASML (+103%), and KLA (+75%) complemented limited exposure to heavyweight Apple (+23%), which lagged the market after more than doubling last year. Within financials, Charles Schwab (+100%), Wells Fargo (+100%), and JPMorgan (+75%) soared as beneficiaries of both cyclical strength and higher interest rates. Within consumer discretionary, ownership of Tesla (+81%, most of which pre-dated its December inclusion in the S&P 500 Index) plus limited exposure to Amazon (+1%) more than offset a dramatic decline in Alibaba (–50%), which suffered under increased Chinese regulatory scrutiny. Health care was the lone weak spot, with strength from pharmaceutical giant Eli Lilly (+59%) unable to offset underperformance from Amgen (–15%), Novartis (–4%), Biogen (flat), and AstraZeneca (+13%).
As of September 30, 2021, the fund’s top 10 holdings accounted for 29% of assets.
Advisor perspectives
Health care is our second-largest sector weighting and, by a wide margin, our largest overweight position, with the fund’s exposure eclipsing the benchmark’s average weighting (13%) by 12 percentage points. This positioning proved detrimental during the period, as the sector was unable to keep pace with the market’s vigorous ascent. But we remain confident in our holdings’ long-term opportunities.
When the pandemic unfolded, the U.S. government response was to dig
3

proverbial trenches and, from its foxhole, blindly launch a monetary and fiscal bazooka. This lockdown-heavy reaction surprised us, but perhaps should not have—the same self-preservation instinct underlies the inherent value in better medical outcomes. It also informs our attraction to the biopharmaceutical industry, where innovative drugs and therapies can create immense value. Indeed, in our opinion this common COVID-19 response strategy was destined to fail absent the biopharmaceutical industry (and modern medicine more generally) providing a viable exit path.
We thus hoped the pandemic would highlight the health care sector’s unsung significance—in sharp contrast to its usual position in political and regulatory crosshairs. But even miraculous vaccines and ongoing therapy breakthroughs have been unable to salvage health care’s reputation. The sector is among the least expensive, trading at a quite reasonable 16.4 times 2022 price/earnings at period-end—a nearly 20% discount to the market (19.7 times) and well below its defensive peers, consumer staples (19.4 times) and utilities (18.4 times).
Within this less favorable context, our own health care portfolio suffered numerous stock-specific setbacks, most notably Biogen’s relapse. One of our largest holdings, Biogen’s stock spiked 38% on June 7 when the FDA granted Aduhelm accelerated approval for the treatment of Alzheimer’s disease. By period-end, Biogen had squandered its gain, a function of the drug’s disastrous launch amid intense market skepticism.
As with Biogen, we continue to own companies, in health care and elsewhere, that are controversial or unloved. These stocks often feature outsized risks (including binary clinical trial outcomes), unusually opaque futures, and well-worn Wall Street opposition. We do not pursue volatility or opacity or hostility per se; rather, we seek mismatches between current share prices and our assessments of long-term value, and we tend to find these dislocations in such fraught environments.
Conclusion
COVID’s unwelcome impact has been more devastating and lasting than we first contemplated. And yet the core of our original conviction has been sustained: Normalcy will ultimately return. The contours of society have no doubt forever shifted, but society’s underlying structure and purpose—our collective humanity—endures. As COVID-19 transitions from pandemic to endemic, we believe that collective humanity, briefly obscured by both virus and fiat, will flourish once more. Our portfolio continues to be positioned for this eventuality.
PRIMECAP Management Company
October 15, 2021
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended September 30, 2021
PRIMECAP Core Fund	Beginning Account Value 3/31/2021	Ending Account Value 9/30/2021	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,037.50	$2.35
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.76	2.33
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.46%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
6

PRIMECAP Core Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2011, Through September 30, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
PRIMECAP Core Fund	34.71%	15.74%	16.65%	$46,635
MSCI US Prime Market 750 Index	30.74	17.28	16.84	47,414
Dow Jones U.S. Total Stock Market Float Adjusted Index	32.13	16.82	16.56	46,280
See Financial Highlights for dividend and capital gains information.
7

PRIMECAP Core Fund
Fund Allocation
As of September 30, 2021
Communication Services	6.7%
Consumer Discretionary	12.0
Consumer Staples	0.6
Energy	1.9
Financials	10.5
Health Care	24.5
Industrials	16.0
Information Technology	26.0
Materials	1.7
Real Estate	0.1
The table reflects the fund’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
8

PRIMECAP Core Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (96.1%)
Communication Services (6.5%)
*	Alphabet Inc. Class A	96,100	256,925
*	Alphabet Inc. Class C	75,387	200,930
*	Walt Disney Co.	391,735	66,270
*	T-Mobile U.S. Inc.	507,427	64,829
	Activision Blizzard Inc.	635,600	49,189
*	Facebook Inc. Class A	137,600	46,700
*	Charter Communications Inc. Class A	41,470	30,172
	Electronic Arts Inc.	136,650	19,439
	Nintendo Co. Ltd.	38,850	18,566
	Comcast Corp. Class A	319,738	17,883
*	Altice USA Inc. Class A	227,000	4,703
*	Audacy Inc. Class A	924,300	3,401
			779,007
Consumer Discretionary (11.6%)
	Sony Group Corp. ADR	1,934,900	213,961
*	CarMax Inc.	1,351,350	172,919
	Whirlpool Corp.	744,724	151,820
*	Alibaba Group Holding Ltd. ADR	823,900	121,978
	Ross Stores Inc.	1,040,920	113,304
*	Mattel Inc.	5,929,941	110,060
	TJX Cos. Inc.	1,644,700	108,517
*	Tesla Inc.	89,800	69,638
*	Amazon.com Inc.	12,475	40,981
	Newell Brands Inc.	1,785,100	39,522
	Bath & Body Works Inc.	605,800	38,184
*	Carnival Corp.	1,432,100	35,817
*	Royal Caribbean Cruises Ltd.	378,800	33,694
*	Marriott International Inc. Class A	195,390	28,935
*	Dollar Tree Inc.	252,000	24,122
*	Capri Holdings Ltd.	471,100	22,806
*	Victoria's Secret & Co.	326,433	18,039
*	Burlington Stores Inc.	49,000	13,895
	Restaurant Brands International Inc.	140,500	8,597
	Lowe's Cos. Inc.	35,000	7,100
	McDonald's Corp.	24,700	5,955
	MGM Resorts International	95,000	4,099
*	Las Vegas Sands Corp.	79,600	2,913
*	O'Reilly Automotive Inc.	4,300	2,628
*	Norwegian Cruise Line Holdings Ltd.	68,440	1,828
		Shares	Market Value• ($000)
*	Hilton Worldwide Holdings Inc.	13,800	1,823
*	AutoZone Inc.	1,055	1,791
	VF Corp.	25,000	1,675
			1,396,601
Consumer Staples (0.5%)
	Sysco Corp.	221,500	17,388
*	BJ's Wholesale Club Holdings Inc.	306,700	16,844
	Tyson Foods Inc. Class A	190,000	14,999
	Altria Group Inc.	250,424	11,399
	Mowi ASA	100,000	2,537
	Philip Morris International Inc.	15,500	1,469
	Constellation Brands Inc. Class A	3,000	632
			65,268
Energy (1.8%)
	Pioneer Natural Resources Co.	619,323	103,123
	EOG Resources Inc.	343,921	27,606
	Cabot Oil & Gas Corp.	1,095,350	23,835
	Valero Energy Corp.	311,500	21,983
	Cameco Corp.	752,600	16,354
*	Southwestern Energy Co.	1,983,300	10,987
	Hess Corp.	95,990	7,498
*	Transocean Ltd.	1,237,200	4,689
*	TechnipFMC plc	184,100	1,386
	Schlumberger NV	42,100	1,248
*	Technip Energies NV	7,820	123
			218,832
Financials (10.1%)
	JPMorgan Chase & Co.	1,557,266	254,909
	Wells Fargo & Co.	4,057,300	188,299
	Charles Schwab Corp.	2,026,464	147,608
	Goldman Sachs Group Inc.	330,300	124,863
	Raymond James Financial Inc.	1,349,925	124,571
	Northern Trust Corp.	988,580	106,579
	Bank of America Corp.	1,793,959	76,154
	Discover Financial Services	547,281	67,234
	Marsh & McLennan Cos. Inc.	347,712	52,654
	U.S. Bancorp	633,300	37,643
	Morgan Stanley	165,000	16,056
	Progressive Corp.	142,800	12,908
9

PRIMECAP Core Fund
		Shares	Market Value• ($000)
	CME Group Inc.	55,250	10,684
			1,220,162
Health Care (23.5%)
	Eli Lilly & Co.	2,482,172	573,506
	AstraZeneca plc ADR	5,673,090	340,726
*	Biogen Inc.	1,145,447	324,150
	Amgen Inc.	1,456,100	309,640
	Thermo Fisher Scientific Inc.	433,840	247,866
	Novartis AG ADR	1,825,040	149,252
*	Elanco Animal Health Inc. (XNYS)	4,250,291	135,542
*	Boston Scientific Corp.	3,011,030	130,649
	Bristol-Myers Squibb Co.	1,741,750	103,059
	Roche Holding AG	246,237	89,869
	CVS Health Corp.	706,180	59,926
*	LivaNova plc	702,840	55,658
	Zimmer Biomet Holdings Inc.	372,000	54,446
	Abbott Laboratories	418,090	49,389
	Agilent Technologies Inc.	267,670	42,166
*	Illumina Inc.	102,730	41,668
[1]	Siemens Healthineers AG	519,491	33,692
*	BioMarin Pharmaceutical Inc.	288,770	22,319
*	IQVIA Holdings Inc.	84,222	20,174
	Stryker Corp.	47,400	12,500
	Alcon Inc.	126,760	10,200
	Medtronic plc	60,000	7,521
	Humana Inc.	18,544	7,216
	Sanofi ADR	135,420	6,529
	Danaher Corp.	17,707	5,391
	UnitedHealth Group Inc.	8,489	3,317
*	Waters Corp.	7,137	2,550
	Cerner Corp.	10,000	705
			2,839,626
Industrials (15.4%)
*	Southwest Airlines Co.	6,936,369	356,737
	Siemens AG (Registered)	1,626,019	265,937
	FedEx Corp.	840,300	184,269
*	AECOM	2,858,900	180,540
	Jacobs Engineering Group Inc.	972,785	128,923
	United Parcel Service Inc. Class B	585,900	106,692
*	Airbus SE	697,495	92,471
*	United Airlines Holdings Inc.	1,483,700	70,580
	Caterpillar Inc.	309,970	59,505
*	TransDigm Group Inc.	85,150	53,182
*	Delta Air Lines Inc.	1,124,310	47,907
*	American Airlines Group Inc.	2,231,000	45,780
	Textron Inc.	648,400	45,265
	Union Pacific Corp.	176,200	34,537
	General Dynamics Corp.	170,000	33,325
	Carrier Global Corp.	436,100	22,573
*	XPO Logistics Inc.	241,100	19,187
*	GXO Logistics Inc.	241,100	18,912
	AMETEK Inc.	143,090	17,745
	Deere & Co.	52,620	17,631
	Otis Worldwide Corp.	178,700	14,703
	CSX Corp.	339,000	10,082
	Rockwell Automation Inc.	26,200	7,704
	L3Harris Technologies Inc.	34,000	7,488
	Science Applications International Corp.	80,000	6,845
		Shares	Market Value• ($000)
	Pentair plc	87,310	6,341
	Old Dominion Freight Line Inc.	4,500	1,287
			1,856,148
Information Technology (25.0%)
	Microsoft Corp.	1,418,860	400,005
	Texas Instruments Inc.	1,665,080	320,045
	KLA Corp.	730,370	244,316
	Intel Corp.	4,178,800	222,646
	Applied Materials Inc.	1,217,700	156,755
*	Flex Ltd.	8,381,560	148,186
	Micron Technology Inc.	1,756,120	124,649
	Asml Holding NV GDR (Registered)	166,075	123,744
	Telefonaktiebolaget LM Ericsson ADR	9,991,945	111,910
	Intuit Inc.	202,300	109,143
	NetApp Inc.	1,075,500	96,537
*	Adobe Inc.	166,900	96,088
	Hewlett Packard Enterprise Co.	6,612,198	94,224
	QUALCOMM Inc.	710,860	91,687
	Analog Devices Inc.	481,600	80,658
	HP Inc.	2,826,123	77,323
*	PayPal Holdings Inc.	278,150	72,377
	Cisco Systems Inc.	1,104,600	60,123
	Visa Inc. Class A	264,400	58,895
	Oracle Corp.	636,000	55,415
	Apple Inc.	375,000	53,062
	Corning Inc.	1,092,900	39,880
*	Keysight Technologies Inc.	211,400	34,731
*	WEX Inc.	151,480	26,682
	NVIDIA Corp.	114,520	23,724
	Fidelity National Information Services Inc.	180,000	21,902
	Teradyne Inc.	144,800	15,808
*	Western Digital Corp.	263,600	14,878
*,2	BlackBerry Ltd.	1,328,700	12,928
	Mastercard Inc. Class A	29,000	10,083
	Jabil Inc.	115,000	6,713
*	Ciena Corp.	55,000	2,824
*	Nokia OYJ ADR	360,000	1,962
			3,009,903
Materials (1.6%)
	Albemarle Corp.	461,265	101,003
	Glencore plc	6,551,523	30,819
	DuPont de Nemours Inc.	354,933	24,132
	Dow Inc.	285,300	16,422
	Corteva Inc.	292,893	12,325
	Freeport-McMoRan Inc.	290,000	9,434
	Greif Inc. Class B	30,000	1,944
			196,079
Real Estate (0.1%)
	American Homes 4 Rent Class A	224,000	8,539
Total Common Stocks (Cost $4,782,539)			11,590,165

10

PRIMECAP Core Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (3.9%)
Money Market Fund (3.9%)
[3,4]	Vanguard Market Liquidity Fund, 0.068% (Cost $468,943)	4,690,382	469,038
Total Investments (100.0%) (Cost $5,251,482)			12,059,203
Other Assets and Liabilities—Net (0.0%)			(3,651)
Net Assets (100%)			12,055,552
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the aggregate value was $33,692,000, representing 0.3% of net assets.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $10,905,000.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $11,207,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.
11

PRIMECAP Core Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,782,539)	11,590,165
Affiliated Issuers (Cost $468,943)	469,038
Total Investments in Securities	12,059,203
Investment in Vanguard	415
Cash	140
Receivables for Accrued Income	10,887
Receivables for Capital Shares Issued	17,009
Total Assets	12,087,654
Liabilities
Payables for Investment Securities Purchased	4,344
Collateral for Securities on Loan	11,207
Payables to Investment Advisor	9,401
Payables for Capital Shares Redeemed	6,389
Payables to Vanguard	761
Total Liabilities	32,102
Net Assets	12,055,552
At September 30, 2021, net assets consisted of:

Paid-in Capital	4,467,648
Total Distributable Earnings (Loss)	7,587,904
Net Assets	12,055,552

Net Assets
Applicable to 356,874,204 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	12,055,552
Net Asset Value Per Share	$33.78

See accompanying Notes, which are an integral part of the Financial Statements.
12

PRIMECAP Core Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Dividends[1]	139,539
Interest[2]	327
Securities Lending—Net	286
Total Income	140,152
Expenses
Investment Advisory Fees—Note B	35,317
The Vanguard Group—Note C
Management and Administrative	16,297
Marketing and Distribution	620
Custodian Fees	337
Auditing Fees	30
Shareholders’ Reports	51
Trustees’ Fees and Expenses	8
Total Expenses	52,660
Net Investment Income	87,492
Realized Net Gain (Loss)
Investment Securities Sold[2]	888,551
Foreign Currencies	81
Realized Net Gain (Loss)	888,632
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	2,245,996
Foreign Currencies	(88)
Change in Unrealized Appreciation (Depreciation)	2,245,908
Net Increase (Decrease) in Net Assets Resulting from Operations	3,222,032
1	Dividends are net of foreign withholding taxes of $6,103,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $327,000, $5,000, and ($6,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
13

PRIMECAP Core Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	87,492	154,668
Realized Net Gain (Loss)	888,632	649,027
Change in Unrealized Appreciation (Depreciation)	2,245,908	(178,935)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,222,032	624,760
Distributions
Total Distributions	(791,131)	(761,125)
Capital Share Transactions
Issued	1,427,812	546,293
Issued in Lieu of Cash Distributions	655,544	633,199
Redeemed	(2,140,054)	(2,016,777)
Net Increase (Decrease) from Capital Share Transactions	(56,698)	(837,285)
Total Increase (Decrease)	2,374,203	(973,650)
Net Assets
Beginning of Period	9,681,349	10,654,999
End of Period	12,055,552	9,681,349

See accompanying Notes, which are an integral part of the Financial Statements.
14

PRIMECAP Core Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$27.08	$27.08	$29.92	$26.33	$22.55
Investment Operations
Net Investment Income[1]	.243	.398	.391	.314	.304
Net Realized and Unrealized Gain (Loss) on Investments	8.746	1.553	(1.020)	4.379	4.701
Total from Investment Operations	8.989	1.951	(.629)	4.693	5.005
Distributions
Dividends from Net Investment Income	(.357)	(.388)	(.322)	(.287)	(.278)
Distributions from Realized Capital Gains	(1.932)	(1.563)	(1.889)	(.816)	(.947)
Total Distributions	(2.289)	(1.951)	(2.211)	(1.103)	(1.225)
Net Asset Value, End of Period	$33.78	$27.08	$27.08	$29.92	$26.33
Total Return[2]	34.71%	7.02%	-1.06%	18.27%	23.13%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,056	$9,681	$10,655	$11,654	$10,224
Ratio of Total Expenses to Average Net Assets	0.46%	0.46%	0.46%	0.46%	0.46%
Ratio of Net Investment Income to Average Net Assets	0.76%	1.52%	1.48%	1.13%	1.27%
Portfolio Turnover Rate	8%	8%	7%	9%	9%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.
15

PRIMECAP Core Fund
Notes to Financial Statements
Vanguard PRIMECAP Core Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its
16

PRIMECAP Core Fund
counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
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PRIMECAP Core Fund
B.	PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2021, the investment advisory fee represented an effective annual basic rate of 0.31% of the fund’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2021, the fund had contributed to Vanguard capital in the amount of $415,000, representing less than 0.01% of the fund’s net assets and 0.17% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of September 30, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	11,051,462	538,703	—	11,590,165
Temporary Cash Investments	469,038	—	—	469,038
Total	11,520,500	538,703	—	12,059,203
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end,
18

PRIMECAP Core Fund
permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	72,595
Total Distributable Earnings (Loss)	(72,595)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	86,227
Undistributed Long-Term Gains	693,971
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	6,807,706
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	124,588	177,564
Long-Term Capital Gains	666,543	583,561
Total	791,131	761,125
*	Includes short-term capital gains, if any.
As of September 30, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	5,251,623
Gross Unrealized Appreciation	7,045,661
Gross Unrealized Depreciation	(238,082)
Net Unrealized Appreciation (Depreciation)	6,807,579
F.	During the year ended September 30, 2021, the fund purchased $891,030,000 of investment securities and sold $1,807,418,000 of investment securities, other than temporary cash investments.
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PRIMECAP Core Fund
G.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	43,207	21,308
Issued in Lieu of Cash Distributions	22,897	22,793
Redeemed	(66,768)	(80,073)
Net Increase (Decrease) in Shares Outstanding	(664)	(35,972)
H.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
20

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fenway Funds and Shareholders of Vanguard PRIMECAP Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard PRIMECAP Core Fund (one of the funds constituting Vanguard Fenway Funds, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 19, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
21

Special 2021 tax information (unaudited) for Vanguard PRIMECAP Core Fund
This information for the fiscal year ended September 30, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $730,704,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $124,588,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 99.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q12200 112021

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended September 30, 2021: $61,000
Fiscal Year Ended September 30, 2020: $53,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2021: $11,244,694
Fiscal Year Ended September 30, 2020: $10,761,407

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended September 30, 2021: $2,955,181
Fiscal Year Ended September 30, 2020: $2,915,863

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended September 30, 2021: $2,047,574
Fiscal Year Ended September 30, 2020: $247,168

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended September 30, 2021: $280,000
Fiscal Year Ended September 30, 2020: $115,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2021: $2,327,574
Fiscal Year Ended September 30, 2020: $362,168

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. In 2020, a third-party service provider began performing certain administrative and accounting services for Vanguard Equity Income Fund and Vanguard PRIMECAP Core Fund. There were no other significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications field herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FENWAY FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FENWAY FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 19, 2021

VANGUARD FENWAY FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: November 19, 2021

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on November 29, 2021 (see File Number 33-64845), a Power of Attorney  filed on October 12, 2021 (see File Number 33-23444), and a Power of Attorney  filed on August 26, 2021 (see file Number 811-02652), Incorporated by Reference.